Exhibit 10.1
EXPLANATORY NOTE

ON AUGUST 26, 2021, SYNCHRONY BANK (F/K/A GE CAPITAL RETAIL BANK) AND SYNCHRONY FINANCIAL (“SYNCHRONY ENTITIES”) ENTERED INTO THE SEVENTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC. (THE “COMPANY”), GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., GAP (APPAREL), LLC, GAP (ITM) INC. AND THE SYNCHRONY ENTITIES, WHICH IS ATTACHED HERETO. THE SYNCHRONY ENTITIES ALSO ENTERED INTO THREE OTHER AGREEMENTS WITH CERTAIN OF THE COMPANY’S WHOLLY-OWNED SUBSIDIARIES ON THE SAME DAY:

1.THE SEVENTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., OLD NAVY, LLC, GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., OLD NAVY (APPAREL), LLC, OLD NAVY (ITM) INC. AND THE SYNCHRONY ENTITIES (THE “OLD NAVY CONTRACT”);

2.THE SEVENTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., BANANA REPUBLIC, LLC, GAP (PUERTO RICO), INC., GPS CONSUMER DIRECT, INC., BANANA REPUBLIC (APPAREL), LLC, BANANA REPUBLIC (ITM) INC. AND THE SYNCHRONY ENTITIES (THE “BANANA REPUBLIC CONTRACT”); AND
3.THE FIFTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND AMONG THE GAP, INC., ATHLETA INC., ATHLETA LLC, GPS CONSUMER DIRECT, INC., ATHLETA (ITM) INC. AND THE SYNCHRONY ENTITIES (THE “ATHLETA CONTRACT”).

IN ACCORDANCE WITH INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K, ONLY THE SEVENTH AMENDMENT TO THE AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM AGREEMENT BY AND BETWEEN THE COMPANY AND THE SYNCHRONY ENTITIES IS BEING FILED. THE ONLY MATERIAL DIFFERENCE BETWEEN THE ATTACHED AGREEMENT, THE OLD NAVY CONTRACT, THE BANANA REPUBLIC CONTRACT AND THE ATHLETA CONTRACT IS THE PARTIES THERETO.

SEVENTH AMENDMENT TO
AMENDED AND RESTATED CONSUMER CREDIT CARD
PROGRAM AGREEMENT

This Seventh Amendment to the Amended and Restated Consumer Credit Card Program Agreement, dated as of August 26, 2021 (the “Amendment”) amends that certain Amended and Restated Consumer Credit Card Program Agreement dated as of February 28, 2014 (as amended, modified and supplemented from time to time, the “Agreement”) by and among Synchrony Bank, a federal savings bank (“Bank”), Synchrony Financial, a Delaware corporation (“Bank Parent”), The Gap, Inc., a Delaware corporation (“The Gap, Inc.”), Gap (Puerto Rico), Inc., a Puerto Rico corporation, GPS Consumer Direct, Inc., a California corporation, Gap (Apparel), LLC, a California limited liability company, and Gap (ITM) Inc., a California corporation (jointly and severally, the “Retailers”). Capitalized terms used herein and not otherwise defined have the meaning given in the Agreement.
WHEREAS, Bank and Retailers are parties to the Agreement, pursuant to which Bank provides consumer credit to qualified customers of Retailers for the purchase of goods and services from Retailers through the use of a private label credit card and from Retailers and other retailers through the use of a co-branded bankcard;
WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;
    NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:
I.AMENDMENTS TO THE AGREEMENT
I.1The Parties acknowledge that the Program will terminate at the end of the Initial Term and Retailers will enter into a new credit card program with Barclays Bank Delaware (“Barclays”). In connection therewith, notwithstanding anything to the contrary in the Agreement, the Parties agree that, [***], Retailers will stop permitting customers to apply for Credit Cards in all Retailer Locations, and Bank will stop processing all (non-pending) Credit Card Applications.
I.2Amendment to Section 3.12. Unless otherwise agreed by the parties, [***], Bank will terminate the Debt Protection Product currently offered to Cardholders. Bank will promptly send out notices of cancellation to all enrolled Cardholders and continue to service the Debt Protection Product according to its terms until such product is fully terminated.
I.3Waiver of Exclusivity. Bank agrees that, notwithstanding anything to the contrary in the Agreement, including Section 8.05, [***].

*** Certain identified information has been excluded from this exhibit because it is both not material and is the type that the Company treats as private or confidential.

I.4Amendment to Section 11.01. The Parties agree that the first sentence of Section 11.01 is deleted in its entirety and replaced with the following:
“The Operation Period shall commence on the Effective Date and shall continue through [***] (the “Initial Term”).

II.    GENERAL
2.1    Authority for Amendment. The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailers and Bank and upon execution by all parties, will constitute a legal, binding obligation thereof.
2.2    Effect of Amendment. Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.
2.3    Binding Effect; Severability. Each reference herein to a party hereto will be deemed to include its successors and assigns, all of whom will be bound by this Amendment and in whose favor the provisions of this Amendment will inure. In case any one or more of the provisions contained in this Amendment will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
2.4    Further Assurances. The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.
2.5    Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of Utah.
2.6    Counterparts. This Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement.
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IN WITNESS WHEREOF, Bank, Bank Parent and Retailers have caused this Amendment to be executed by their respective officers thereunto duly authorized as the date first above written.

BANK: SYNCHRONY BANK By: /s/ Tom Quindlen Name: Tom Quindlen Title: Executive Vice President	RETAILERS: THE GAP, INC. By: /s/ Katrina O’Connell Name: Katrina O’Connell Title: CFO
GAP (PUERTO RICO), INC. By: /s/ Katrina O’Connell Name: Katrina O’Connell Title: CFO
BANK PARENT: SYNCHRONY FINANCIAL By: /s/ Tom Quindlen Name: Tom Quindlen Title: Executive Vice President	GPS CONSUMER DIRECT, INC. By: /s/ Katrina O’Connell Name: Katrina O’Connell Title: CFO GAP (APPAREL), LLC By: /s/ Katrina O’Connell Name: Katrina O’Connell Title: CFO
GAP (ITM) INC. By: /s/ Katrina O’Connell Name: Katrina O’Connell Title: CFO